UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2026

AZIO AI HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)

7510 Ardmore Street
Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	AZIO	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2026, Azio AI Holdings, Inc., a Delaware corporation (the “Company”), filed an amendment (the “Amendment”) to the Certificate of Designation of Preferences, Rights and Limitations of the Series A Non-Voting Convertible Preferred Stock of the Company (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The Amendment was effective immediately upon filing.

The Amendment amends the Certificate of Designation to replace clause (C) in the definition of “Fundamental Transaction” with the following: “(C) any tender offer or exchange offer by the Corporation is completed pursuant to which more than 50% of the Common Stock not held by the Corporation is exchanged for or converted into other securities, cash or property,…”

The Amendment was approved by the board of directors of the Company and by the unanimous consent of the holders of the Company’s Series A Non-Voting Convertible Preferred Stock, in each case, in accordance with the Company’s Amended and Restated Certificate of Incorporation, as amended, the Certificate of Designation and applicable Delaware law.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1
Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock of Azio AI Holdings, Inc., effective September 15, 2026.

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZIO AI HOLDINGS, INC.

Date: September 17, 2026	By:	/s/ Jason Maddox
Jason Maddox
Chief Financial Officer